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            As filed with the Securities and Exchange Commission on July 8, 1997
                                            Registration Statement No. 333-29931
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                         -----------------------------
                                 Post-Effective
                                Amendment No. 1
                                      to
                                   FORM S-8
                            Registration Statement
                       Under The Securities Act of 1933
                         -----------------------------
                      NETSCAPE COMMUNICATIONS CORPORATION
            (Exact name of Registrant as specified in its charter)

                         -----------------------------

         Delaware                                    94-3200270
         --------                                    ----------
(State or other jurisdiction of        (I.R.S. Employer Identification No.)
incorporation or organization)

          501 EAST MIDDLEFIELD ROAD, MOUNTAIN VIEW, CALIFORNIA  94043
           (Address of Principal Executive Offices)       (Zip Code)

                         -----------------------------

    DIGITALSTYLE CORPORATION                     PORTOLA COMMUNICATIONS, INC.
1995 STOCK OPTION/STOCK ISSUANCE PLAN               1996 STOCK OPTION PLAN
                           (Full title of the plans)

                         -----------------------------

                                ROBERTA R. KATZ
             SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                      NETSCAPE COMMUNICATIONS CORPORATION
                           501 EAST MIDDLEFIELD ROAD
                       MOUNTAIN VIEW, CALIFORNIA  94043
                                (415) 254-1900
           (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)

                         -----------------------------

                                   Copy to:
                            LARRY W. SONSINI, ESQ.
                          JAMES N. STRAWBRIDGE, ESQ.
                             JON C. GONZALES, ESQ.
                       WILSON SONSINI GOODRICH & ROSATI
                           PROFESSIONAL CORPORATION
                              650 PAGE MILL ROAD
                           PALO ALTO, CA 94304-1050
                                (415) 493-9300
                         -----------------------------

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                               EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 (reg. no. 333-29931) is being filed solely for the purpose of refiling
Exhibit 23.1 thereto, in order to correct a typographical error. All other portions of the Registration Statement, as previously filed, remain unchanged.

ITEM 8.       INDEX TO EXHIBITS.

 Exhibit
 Number                 Description of Document
---------          -----------------------------------------------------

  23.1        Consent of Independent Auditors


                                      -2-
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on this 8th day of July 1997.

                        NETSCAPE COMMUNICATIONS CORPORATION

                        By :   /s/ Peter L.S. Currie
                            -------------------------------------------------
                                               Peter L.S. Currie,
                            Senior Vice President and Chief Financial Officer

                               POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 has been signed by the following persons in the capacities and on the date indicated.

Signatures                        Title                              Date
 /s/ James L. Barksdale*
--------------------------   President, Chief Executive Officer    July 8,1997
      James L. Barksdale          (PRINCIPAL EXECUTIVE OFFICER)
                             and Director

/s/  Peter L.S. Currie*      Senior Vice President and Chief      July 8, 1997
--------------------------   Financial Officer (PRINCIPAL
      Peter L.S. Currie      FINANCIAL OFFICER)

 /s/ Noreen G. Bergin*       Vice President and Corporate         July 8, 1997
--------------------------   Controller (PRINCIPAL ACCOUNTING
      Noreen G. Bergin       OFFICER)

/s/  James H. Clark*         Chairman of the Board                July 8, 1997
--------------------------   of Directors
      James H. Clark

/s/  Marc L. Andreessen*     Senior Vice President,               July 8, 1997
--------------------------   Technology and Director
      Marc L. Andreessen

                             Director                             July ___, 1997
--------------------------
      Eric A. Benhamou

                             Director                             July ___, 1997
--------------------------
      L. John Doerr

/s/  John E. Warnock*        Director                             July 8, 1997
--------------------------
      John E. Warnock

* By :         /s/ Peter L.S. Currie
     ----------------------------------------------
        (Peter L.S. Currie, Attorney-in-Fact)


                                      -3-

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                               INDEX TO EXHIBITS

 Exhibit                                               Sequentially
 Number            Description of Document            Numbered Page
----------    ------------------------------------    -------------
 23.1         Consent of Independent Auditors


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